Exhibit 10.23

FIRST AMENDMENT

TO

EXECUTIVE EMPLOYMENT AGREEMENT

This First Amendment to the Executive Employment Agreement (the “Amendment”) by and between Guerrilla RF, Inc. (the “Company”) and the undersigned executive officer (the “Executive”), made and entered into effective as of January 1, 2020 (the “Employment Agreement”), is made as of the ___ day of ______________, 2025 (the “Effective Date”).

WHEREAS, the Securities and Exchange Commission (the “SEC”) adopted Rule 10D-1 and The Nasdaq Stock Market LLC (“Nasdaq”) has established Listing Rule 5608 with respect to “erroneously awarded compensation” (as defined in Listing Rule 5608); and

WHEREAS, the Company and the Executive desire to amend the Employment Agreement as provided herein to implement compliance by the Company and the Executive with the requirements of Rule 10D-1 and Listing Rule 5608.

NOW, THEREFORE, the Company and the Executive agree as follows:

Section 1. The Company and the Executive agree that the Excess Incentive-Based Compensation Recovery Policy adopted by Compensation Committee of the Board of Directors of the Company (the “Board”) and ratified by the Board, dated December 11, 2024, and all amendments thereto hereafter adopted by the Compensation Committee (the “Policy”), shall be deemed applicable to all existing and future Incentive-Based Compensation Awards (as such term is defined in the Policy) awarded to the Executive.

Section 2. The Executive agrees to promptly perform and comply with all recovery actions taken by the Compensation Committee, or by the Company at the direction of the Compensation Committee, pursuant to the Policy.

Section 3. Except as specifically provided in this Amendment, the terms, conditions and provisions of the Employment Agreement shall remain in full force and effect.

[Signatures on Following Page]

Executed and delivered as of the Effective Date:

                                         GUERRILLA RF, INC.

                                         By:

                                                    Mike John-Williams

                                                    Chief Financial Officer

                                        EXECUTIVE

                                        By:

                                                   Ryan Pratt